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                                                                EXHIBIT 10.9


[MERCHANT FACTORS CORP. LETTERHEAD]


                        DISCOUNT FACTORING AGREEMENT

                                               Dated: New York, New York
                                                                  ,19


MERCHANT FACTORS CORP.                             Re: LITTLEFIELD, ADAMS, & CO.
1450 Broadway                                          -------------------------
New York, NY 10018                                         (Name of Client)


Gentlemen:

     We hereby request you to act as our sole Factor upon the following terms and conditions, namely:

     1. We hereby agree to assign and sell, and do hereby assign and sell to you as absolute owner thereof, and you hereby agree to purchase from us all Receivables acceptable to you whether now existing or hereafter arising. For all purposes hereof, the term "Receivables" shall mean and include all accounts, contract rights, general intangibles, chattel paper, instruments, documents and all forms of obligations owing to us including, without limitation, those arising from or out of the sale of merchandise and/or the rendition of services (collectively referred to herein as "sale" or "sales"), all proceeds thereof, all of our rights to merchandise represented thereby, all of our rights under insurance policies covering merchandise or services, all of our rights against carriers of said merchandise, and all of our rights, title, security interests and guarantees with respect to each Receivable, including all rights of reclamation and stoppage in transit and all other rights of an unpaid seller of merchandise or services except Walmart.

     2. We shall submit all sales to you for your written approval of credit and terms of sale prior to shipment. Credit approvals given by you shall be valid only where shipments are made in compliance with the terms of any purchase order, within 30 days from the delivery dates specified or within 30 days from the date of your approval if no performance or delivery date is specified, whichever is earliest. You shall have the right to withdraw such approval at any time before physical delivery of the merchandise. Accounts which are not approved and invoices covering sample shipments shall be assigned to you with full recourse to us. We guarantee collectibility at maturity date of all such unapproved accounts, and all costs of collection thereof shall be borne by us and shall be for our account. You shall not be liable to any person or in any manner for refusing to approve the credit of any customer. We shall execute and deliver to you written schedules of all Receivables sold or assigned to you hereunder in form satisfactory to you. We shall furnish you with the original and duplicates of our customers' invoices, the original invoices to be mailed by you to our customer at our expense; and we shall simultaneously deliver to you the original shipping or delivery receipts for all merchandise sold, together with such other documents and proof of delivery of merchandise or of rendition of services as you may require. All customers' invoices shall be marked payable to you and/or the Re-Factor (as hereinafter defined) in a manner satisfactory to you and/or the Re-Factor, and such marking of invoices as payable to you and/or the Re-Factor, regardless of by whom done, and/or the delivery thereof to you shall constitute an assignment thereof to you whether or not we execute any specific instrument of assignment. All remittances, checks, accounts and bills receivable and proceeds of sales shall be your property and we agree to confirm your title thereto by the execution from time to time of whatever evidence of title you may deem desirable. We appoint you or your designee, including the Re-Factor, as our attorney-in-fact; to endorse our name on any checks (including, without limitation, checks from our customers), notes, acceptances, money orders, drafts or other forms of payment or security that may come into your possession or the possession of the Re-Factor; and to sign our name on any invoice or bill of lading relating to any


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Receivables and on drafts against customers, schedules and assignments of
Receivables, notices of assignment, financing statements and other public records, verifications of accounts and notices to customers and, in the event of a default, to direct all mail to be delivered to your office with full authority to open same and effectuate your rights under this Agreement. We ratify and approve all acts of the attorney-in-fact. This power, being coupled with an interest, is irrevocable until all Obligations (as hereinafter defined) have been fully satisfied. If any remittances are made directly to us, we shall hold the same in trust for your benefit and as your property and/or for the benefit of or as the property of the Re-Factor and will immediately deliver to you and/or the Re-Factor the identical checks, documents, instruments or moneys received in the same form as received by us. We have been advised that you may enjoy and we consent to your and/or the Re-Factor's use of a lockbox account for the deposit of remittances received in payment of Receivables.

     3. (a) In order to induce you to enter into this Agreement, we agree, represent and warrant to you and the Re-Factor that, except as otherwise specifically set forth on the schedule annexed hereto: (i) we are a corporation duly organized and existing under the laws of the State of New Jersey and are qualified to do business wherever necessary; (ii) the place where our executive offices and all records relating to Receivables are located is and will remain at 6254 Executive Blvd., Huber Heights, OH 45424; (iii) we have no subsidiaries; (iv) we are solvent; (v) we are and will continue to be in full compliance with all relevant tax laws and regulations, including those with respect to the collection, payment and deposit of employees' income, unemployment and Social Security taxes or with respect to pension liabilities;
(vi) there are not and will not be any liens, encumbrances or security interests affecting any of our property except as granted to you hereunder.

     (b) We represent and warrant to you and to the "Re-Factor" that each and every Receivable now or hereafter assigned to you will (i) cover a bona fide sale and delivery of merchandise usually dealt in by us or the rendition of services to customers in the ordinary course of business, (ii) cover merchandise or services which have been received and accepted by our customers without dispute or claim of any kind or nature, (iii) be for an amount certain payable in United States funds at par in accordance with the terms of our invoice covering said sale, which shall not be changed without your written approval, (iv) be absolutely enforceable against our customer free and clear of any offset, deduction, counterclaim, lien, encumbrance or any other claim or dispute, including, without limitation, claims or disputes as to price, terms, delivery, quantity or quality and claims of release from liability or of inability to pay for any reason whatsoever or because of any act of God, or a public enemy, or war, or because of the requirements of law or of rules, orders or regulations having the force of law and that at the time of assignment of each and every Receivable we will not be aware of anything detrimental to our customer's credit. We will not re-date any sale or invoice without your and/or the Re-Factor's prior written approval. We agree to indemnify you and the Re-Factor against all liability, loss or expense caused by or arising out of the rejection of merchandise or services or claims or deductions of every kind and nature by our customers, other than those resulting from financial inability of our customer (whose credit you have approved), to make payment. In the event of our breach of any of the foregoing representations and/or warranties, you shall have, in addition to all your other rights under this Agreement, the right to charge back to us immediately the full amount of the Receivables affected thereby together with interest. You shall not, however, have the right to charge back to us any Receivable approved by you which is unpaid solely because of such customer's financial inability to pay. We agree that you may limit your purchase of Receivables arising from our sales to any one customer, and in such event, and in any instance in which you do not approve the credit of our customer or the terms of sale, you nevertheless may purchase such Receivables from us and we shall sell and assign the same to you hereunder, but with full recourse to us in the event of non-payment thereof for any reason whatsoever. We agree that all invoices in the amount of $200.00 or less shall be with full recourse to us in the event of non-payment thereof for any reason whatsoever regardless of whether or not you have approved the credit of our customer or the terms of the sale relating thereto. As to Receivables purchased by you with recourse to us, you shall have the right to charge the same back to us at any time, together with interest, if any. Advances by you prior to the purchase date (as defined in Paragraph 6 hereof) on account of any Receivable purchased by you with recourse to us shall be entirely in your discretion in each and every instance. Upon occurrence of any breach of any representation or warranty or any charge back by you, we shall promptly pay you the full amount of the Receivable affected thereby. No charge back shall be deemed a reassignment to us of the Receivable affected thereby and title thereto and to the merchandise, if any, covered thereby shall remain in you until payment to you of the full amount of the Receivable.

     4. We shall immediately notify you in each instance of (i) the return, rejection, loss of or damage to merchandise covered by any Receivable, (ii) any request for extension of time to pay or request for credit or adjustment, (iii) any merchandise dispute or other dispute or claim relating to any Receivable or to the merchandise or services covered thereby, or (iv) any facts or circumstances with respect to any Receivable which tend in any way to diminish

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the sum certain payable thereon. If any such dispute, controversy or claim is not wholly adjusted within 15 days after it arises or if security, satisfactory to you, is not substituted by us within the same time and accepted by you, you or the Re-Factor may, if you or the Re-Factor so elect, but neither you nor the Re-Factor shall have any obligation to do so, settle, compromise, adjust or otherwise enforce or dispose of by litigation or otherwise, any such dispute, controversy or claim, at our expense, and upon such terms and conditions as you or the Re-Factor in your or the Re-Factor's sole and absolute discretion shall deem proper. We agree that we shall not grant any allowances, credits or adjustments to customers, nor accept any return of merchandise, without your and/or the Re-Factor's prior written consent in each instance. All credit memoranda to be issued to any customer shall be furnished by us only to you for transmission by you to our customer who shall solely be entitled to the benefit thereof. If any merchandise from the sale of which any Receivable arises shall be returned by or recovered from our customer, we shall forthwith pay you the full amount of such Receivable, either in cash or by the assignment of new Receivables hereunder, and until such payment, the merchandise returned or recovered shall be held by us in trust for your benefit, shall be segregated and identified by us as property held in trust for your benefit, and upon your request we shall, at our expense, deliver the same to you or for your account or upon your order to such place or places as you may designate. You may sell or cause the sale of any such returned or recovered merchandise, at such prices and upon such terms as you may deem proper, and in the event of any public sale thereof, you may be the purchaser. The proceeds of any such sale or sales shall first be charged with the costs and expenses, including reasonable attorneys' fees, of and incident to such sale, and the balance, if any, shall be credited to our account.

     5. All amounts due you hereunder may be charged to our account at any time. You shall render to us a monthly account current as of the last day of the preceding month. Such account shall be considered correct unless, within 30 days after the date of such account, we deliver to you written notice of any objections which we may have to such account. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by us. All debit balances and Obligations shall be payable by us to you on demand and shall bear interest at the rate of interest then in effect (herein called the "effective rate") as hereinafter provided, such interest to be payable to you monthly. For the purposes of this agreement, "effective rate" shall mean a rate per annum (based on a 360 day year) which is two and one half percent (2-1/2%) in excess of the prime commercial interest rate as announced from time to time by Israel Discount Bank of New York, in New York, N. Y. (the "prime rate"), whether or not such announced prime rate is the best rate available at such bank in effect from time to time. Whenever the prime rate is changed, an equal change shall be made in the effective rate to become effective simultaneously with such change in the prime rate. In no event, however, shall the effective rate of interest hereunder be less than 12% per annum (based on a 360 day year) nor exceed the maximum rate of interest permitted to be agreed to or charged to you under the law of the jurisdiction whose laws are applicable to such rate of interest. Any such excess amount of interest is hereby waived and shall deemed to be a payment of the principal balance otherwise due hereunder.

     6. (a) On the last day of each month, you will credit us with the purchase price for our Receivables arising, during such month which have been assigned to you and are approved, accepted and purchased by you. However, if any Receivable as to which you have approved the credit standing of the customer shall not be paid by reason of the customer's bankruptcy or insolvency, you will credit us the purchase price thereof on the last day of the month of such customer's bankruptcy or insolvency. The purchase price for such Receivables shall be the net amount thereof, as herein defined, less your commission as provided for in Paragraph 7 hereof and less interest on advances against such purchase price, as hereinafter provided, at the effective rate then in effect.

     (b) Advances against the purchase price for the net amount of outstanding approved Receivables assigned to and accepted by you may be made upon our request, but at your sole discretion in each instance, in an amount up to seventy five percent (75%) of the net amount thereof, subject to our right to maintain a reserve as described below. For the purpose of computing interest payable under this agreement, we will be charged with interest on the average daily balance of all sums advanced or charged to us under this agreement, at the effective rate then in effect and we will be credited with the purchase price for each account upon your receipt of payment thereof by a customer, allowing ten business days for the collection of checks and other instruments (the "Collection Days"). If, in your sole discretion you deem it necessary, you may retain a reasonable amount of such purchase price as a reserve to cover, among other things, customers' returns, allowances, deductions and disputes in the future, and as security for the payment of all our Obligations. Interest for anticipation deducted by our customers shall be debited to our account, and proportionate readjustment will be made on the next accounting.

     (c) As used herein, the term "net amount" of Receivables shall mean the gross amount of Receivables less returns, allowances and cash or other discounts to customers calculated upon shortest or longest selling terms, as you


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may elect. If we use the billing terms "net ten days" or "net 10 E.O.M." or their equivalent on our Receivables, such terms shall mean, with respect to invoices dated from the 1st through the 20th of a month, "10 days after the end of such month plus 30 days" and, with respect to invoices dated after the 20th of a month, "10 days after the end of the next month plus 30 days."

     7. In the account current to be rendered by you to us hereunder, you will charge and receive for your services hereunder a commission upon the net amount of the Receivables arising during the previous month, debited to us as of the fifteenth of such month, as follows:

                                 One and one eighth percent (1 1/8%)


     Commissions payable to you hereunder are based upon our usual and regular terms. which do not exceed thirty (N30) days. On all Receivables on which additional terms or dating are granted by us, your commissions thereon shall be increased at the rate of twenty-five (25%) percent of the basic commission-rate, for each thirty (30) days or fraction thereof by which our regular terms are increased. No such increase in terms, however, shall be granted without your written approval. Your commission shall be charged to us, and we shall pay the same, in full with regard to any Receivable for which a credit memorandum has been issued by us, a copy of which shall be promptly furnished to you.

     In computing the commissions payable to you hereunder, we shall pay you a minimum commission of $5.00 on each invoice constituting the Receivables.

     The minimum aggregate commissions payable under this agreement for each month hereof shall be $1,250, which, to the extent of any deficiency (after giving effect to the commissions payable under the foregoing subparagraphs) shall be chargeable to our account on a monthly basis.

     8. Amounts owing to you or the Re-Factor in respect of our purchases from other persons, firms or corporations factored by you or your parent, subsidiary or affiliate or the Re-Factor are to be considered as advances against our account with you and may be charged by you to our account with you at any time whether before or after the maturity of such amounts. Any state, city, local or federal sales or excise taxes on any sales or Receivables hereunder, or any other taxes, shall be paid by us, and if you should make any payment of any thereof, we shall repay the same to you on demand, but you shall be under no obligation to make payment of such taxes.

     9. As security for all Obligations at any time owing by us to you, we hereby assign to you and grant to you a security interest in and lien upon all our Receivables, whether now existing or hereafter arising, or in which we now have or may hereafter acquire any rights, and whether or not sold by us hereunder. From time to time, we shall provide you and/or the Re-Factor with schedules describing all Receivables created or acquired by us; provided, however, that any failure to deliver or execute any such schedule and/or any assignment shall not affect or limit your and/or the Re-Factor's property, security or other rights in and to any such Receivable. As further security for said Obligations we grant you a security interest in and lien upon, and you shall be entitled to hold and retain possession of, all sums standing to our credit with you and all our property of any kind at any time in your possession. We also grant you a security interest in and lien upon all sums at any time standing to our credit on the books of any Affiliate, and all property in the possession of any Affiliate or upon which such Affiliate has a lien or security interest shall be security for all such Obligations. As used in this Agreement, the term "Obligations" means and includes all loans, advances, debts, liabilities, obligations, debit balances, covenants and duties, of every kind and description, owing by us to you or any Affiliate, under this Agreement or otherwise (whether or not evidenced by any note of other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including, without limitation, any debt, liability or obligation owing from us to others which you may have obtained by assignment or otherwise, and further including, without limitation, all interest, fees, charges, expenses and attorneys' fees for which we are obligated hereunder. As used in this Agreement, the term "Affiliate" means any corporation, company, bank, financial institution or other entity under common control with you. We shall execute and deliver to you all financing statements and other documents and instruments that you and/or the Re-Factor may request to perfect, protect, or establish the security interest(s) granted hereunder and we authorize you and/or the Re-Factor to execute and file alone any such financing statements disclosing your and/or the Re-Factor's security interest(s).

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Recourse to security shall not be required and we shall at all times remain liable for the repayment on demand of all our Indebtedness arising hereunder and for all Obligations.


     10. We will pay to you and/or the Re-Factor, upon demand, all costs and expenses, including, without limitation, the fees and disbursements of counsel and the cost of all searches, filings, recordation or registration fees and taxes, which you and/or the Re-Factor may incur at any time in perfecting, protecting, enforcing, realizing upon or administering yours and/or the Re-Factor's rights hereunder or in any collateral in which you and/or the Re-Factor have a security interest or in the defense or prosecution of any action or proceeding concerning any matter growing out of or in connection with this Agreement and/or any security interest granted hereunder.

     11. We shall not be entitled to pledge your credit upon any purchase by us for any purpose whatsoever.

     12. We waive presentment and protest of any instruments and all other notices to which we might otherwise be entitled. We shall maintain, at our expense, proper books of account in form acceptable to you. You and/or the Re-Factor shall have the right to inspect and make extracts from such books and all of our files, records and correspondence at all reasonable times. We shall furnish you with as many duplicate customers' invoices as you may from time to time require. We certify to you that our address as set forth in this Agreement is our mailing address, our chief place of business, and the office at which our records relating to Receivables are kept. We shall not effect any change in our mailing address, or in our chief place of business, or in the office in which our records relating to Receivables are kept without first giving you written notice thereof.

     13. If we shall fail to pay, when due, any Obligation owing from us to you or to make any remittance required by this Agreement, or commit any breach of this Agreement or any present or future supplement thereto, or any other agreement between us, or upon the occurrence of an event of default listed in paragraph "14" hereof, you and/or the Re-Factor shall have, with respect to all property in which you and/or the Re-Factor have a security interest and in addition to all other rights provided herein, all the rights and remedies of a secured party under the Uniform Commercial Code. You and/or the Re-Factor may, without demand and without advertisement or notice, all of which we waive (except as may be required by law), at any time or times, sell and deliver any or all security and collateral held by or for you at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as you deem advisable, in your sole discretion. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to us at our address as set forth herein at least five (5) days before the time of sale or other disposition. You and/or the Re-Factor may be the purchaser at any such sale, free from any right of redemption, which we also waive. Proceeds of sale shall be applied first to all costs and expenses of sale, including the fees and disbursements of your counsel and/or counsel to the Re-Factor, and second to the payment (in whatever order you elect) of all Obligations. You will return any excess to us, and we shall remain liable to you for any deficiency.

     14. Subject to the foregoing, you shall have the right to terminate this Agreement at any time upon not less than thirty (30) days prior written notice. This Agreement shall continue in effect until one (1) year from the date hereof and shall be automatically renewed for successive like periods of the same duration. We shall have the right to terminate this Agreement at the end of the first contract period, or at the end of any successive period, by giving you ninety days prior written notice. Any notice of termination shall be given by certified mail, return receipt requested. In addition, you shall have the right to terminate this Agreement at any time without notice in the event that we shall fail to pay when due any Obligation; or shall commit any breach of this Agreement as amended or supplemented or any other agreement between you and us or between us and any Affiliate of yours or between us and the Re-Factor or between us and any Affiliate of the Re-Factor; or shall be in default under any other agreement to which we are a party or by which we are bound; or if any event shall occur which might, in your opinion, have a material adverse effect on our financial or business condition, operations or prospects; or if there shall be filed by or against us or any guarantor a petition in bankruptcy or for reorganization, or if we or any guarantor shall: (i) become insolvent; (ii) be unable to repay our respective debts as they mature: (iii) make an assignment for the benefit of creditors; (iv) call a meeting of creditors for a composition of debts; (v) make any misrepresentation to you or the Re-Factor in connection with this Agreement or any transaction relating thereto; or (vi) make any misrepresentation or fail to make any payment due to any Affiliate. Upon the effective date of termination, all of our Obligations, whether incurred under this Agreement or any amendment or supplement thereto or otherwise, shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all our Obligations of every nature whatsoever shall have been fully paid and satisfied, you and/or the Re-Factor shall retain your security in and title to all existing and future Receivables and other collateral held by you and/or the Re-Factor hereunder, and we shall continue to assign Receivables to you and/or the Re-Factor and turn over all collections to you and/or the Re-Factor, and you shall be under no obligation to make any further advances with respect thereto.



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     15.  You have advised us that you, from time to time, may re-assign and re-sell the Receivables to (i) Republic Factors Corp. (ii) another factor or
(iii) such other business entity (collectively and severally referred to herein as the "Re-Factor") as you in your sole and absolute discretion may determine, pursuant to the terms and provisions of agreements (the "Reassignment Agreements") entered into with such Re-Factor, from time to time. We acknowledge and agree that you reserve the right to re-assign or otherwise hypothecate to such Re-Factor any lien or security interest you may hold by virtue of this Agreement including, but without limitations, with respect to the Receivables, and we hereby consent to any such resale, reassignment and hypothecation.

     We further agree that (i) this Agreement is and shall at all times be subject to the terms, provisions and covenants of the Reassignment Agreements which may now and hereafter affect this Agreement, and to any renewal, modification, replacement and extension thereof, and (ii) the Re-Factor may exercise all of your rights and remedies hereunder whether or not such rights and remedies have been specifically granted herein to the Re-Factor. The prior sentence shall be self operative and no further instrument of subordination shall be required, except that we agree that we shall execute promptly any certificate, document or confirmation that you may reasonably request to confirm or enforce such subordination. In addition to the covenants, agreements and obligations of the undersigned contained in this Agreement, we covenant and agree that we will not do any act or omit to do any act which will result in any violation of the terms and provisions of the Reassignment Agreements on your part.

     We hereby indemnify, defend and save you harmless from and against any and all liability, claims, suits, demands, damages, judgments, costs, interests and expenses (including, but not limited to counsel fees and disbursements) to which you may be subject or suffer by reason of any liability or claim arising or resulting from our acts or omission to do any act which results in a violation of the terms and provisions of the Reassignment Agreements on your part.

     We covenant and agree that the Re-Factor, its employees and its agents shall not be liable to us for any act, omission, breach or violation on its part or on your part with respect to its or your performance or non-performance of any of the terms and provisions of the Reassignment Agreements and with respect to your performance or non-performance of any of the terms and provisions of this Agreement or any other agreement between you and us and any other obligation or indebtedness owing by you to us of any kind or nature whatsoever, if any, and that we shall look solely to you for enforcement of our rights under (i) this Agreement or (ii) the Reassignment Agreements.

     16. This Agreement is made and is to be performed under the law of the State of New York and shall be governed by and construed in accordance with said law. Each of the parties to this Agreement expressly submits and consents to the exclusive jurisdiction of the Supreme Court of the State of New York, in the County of New York, with respect to any controversy arising out of or relating to this Agreement or any amendment or supplement thereto or to any transactions in connection therewith and each of the parties to this Agreement hereby waives personal service of any summons or complaint or other process or papers to be issued in any action or proceedings involving any such controversy and hereby agrees that services of such summons and complaint or process may be made by certified mail to the other party at the address appearing herein; failure on the part of either party to appear or answer within thirty (30) days after such mailing of such summons, complaint or process shall constitute a default entitling the other party to enter a judgment or order as demanded or prayed for therein to the extent that said Court or duly authorized Officer thereof may authorize or permit. You and we do hereby knowingly, voluntarily and intentionally waive any and all right to a trial by jury in any such action or proceeding. No failure or delay by you in exercising any of your powers or rights hereunder, or under any present or future supplement hereto or under any other agreement between us, shall operate as a waiver thereof; nor shall any single or partial exercise of any such power or right preclude other or further exercise thereof or the exercise of any other right or power. Your rights, remedies and benefits hereunder are cumulative and not exclusive of any other rights, remedies or benefits which you may have. This Agreement may only be modified in writing and no waiver by you will be effective unless in writing and then only to the extent specifically stated. All notices and other communications by either party hereto shall be in writing and shall be sent to the other party at the address specified herein. You shall have the right to assign this agreement and all of your rights hereunder shall inure to the benefit of your successors and assigns; and this agreement shall inure to the benefit of and shall bind our respective successors and assigns. Your books and records all be admissible in any action between us as prima facie evidence of the status of the account between us.

     17. We shall pay you all expenses and disbursements you may incur with respect to loans hereunder or with respect to the collateral or in protecting your rights under this agreement. Such disbursements shall, without limiting the generality of the foregoing, include expenses of audits (which shall include a reasonable fee for the time expended in

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connection therewith by the person or persons making such audit, whether or not any such person is in your regular employ), appraisals, credit information, bank charges for letters of credit, verifications, filing or recording any documents given hereunder which you determine shall be filed or recorded in any public office, retaking, holding or preparing for sale any goods purported to be included in the collateral, finishing otherwise unfinished inventory which may be puported to be included in the collateral, selling, leasing, settling or otherwise realizing upon all or any part of the collateral, postage, telephone, any charges in the nature of use and occupancy or rental you may incur for any premises where all or any part of the collateral may be, and attorneys' fees incurred in connection with transactions hereunder and in enforcing or protecting your rights hereunder.

        18. The term "you and/or the Re-Factor" when used herein shall be interpreted to mean "either you or the Re-Factor or both of you."

                                        Very truly yours,

                                        LITTLEFIELD, ADAMS, & CO.
                                        -----------------------------
                                                (Name of Client)

Attest

        (SEAL)

/s/  Warren Rawls                       By: /s/  David Simmonds
- ---------------------                       -------------------------
     WARREN RAWLS                                DAVID SIMMONDS
     (Secretary)
                                        Its      President
                                            -------------------------
                                                    (Title)


                                        ACCEPTED:

                                        MERCHANT FACTORS CORP.


                                        By: /s/  Walter Kaye
                                            -------------------------
                                                 WALTER KAYE


                                        Its      President
                                            -------------------------
                                                    (Title)


                                      7
                                     DFA

                           SECRETARY'S CERTIFICATE

        RESOLVED, that the President, the Vice-President, the Secretary, the Treasurer and each other officer and each agent of this Corporation, or any one or more of them, be and they are hereby authorized and empowered on behalf of this Corporation; to sell receivables to Merchant Factors Corp.
(hereinafter called the "Factor") to obtain from the Factor loans and advances in such amounts and on such terms and conditions as such officer or agent deems proper; to execute notes and other evidences of this Corporation's indebtness with respect thereto; to enter into factoring and other agreements with the Factor relating to the terms and conditions upon which any such Receivables may be sold or loans and advances may be obtained and to the collateral security to be furnished by this Corporation therefor; from time to time modify, supplement or amend any such agreements, any such terms or conditions and any such collateral security; from time to time to sell, pledge, assign, guaranty, mortgage, consign, grant security interest in and otherwise transfer to the Factor as collateral security for any and all debts and obligations of this Corporation to the Factor, whenever and however arising, any and all accounts and other forms of obligations receivable, chattel papers, chooses in action, merchandise inventories, warehouse receipts, machinery, equipment, land, buildings and other real, personal or mixed property now or hereafter belonging to or acquired by this Corporation; for said purposes to execute and deliver any and all assignments, schedules, transfers, endorsements, contracts, guarantees, agreements, designations, consignments, deeds of trust, mortgages, instruments of pledge or other instruments in respect thereof and to make remittance and payments in respect thereof by checks, drafts or otherwise; to furnish to the Factor from time to time certificates of incumbency showing the officers and agents of the Corporation upon which certificates the Factor may rely; and to do and perform all other acts and things deemed by such officer or agent necessary, convenient or proper to carry out any of the foregoing; hereby ratifying, approving and confirming all that any said officers or agents have done or may do in the premises.

I, Warren Rawls, do hereby certify that I am the Secretary of Littlefield, Adams, & Co. a corporation organized and existing under and by virtue of the laws of the State of New Jersey, having its principal place of business in the City of Huber Heights, OH; that I am the keeper of the corporate records and the seal of said corporation; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of said State at the office of said corporation in the City of Chicago, State of IL, on the 1st day of December, 1995 as taken and transcribed by me from the minutes of said meeting and compared by me with the original of the said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect; the within and foregoing Agreement is one of the agreements referred to in said resolution and was duly executed pursuant thereto.

        I do further certify that the following are the names and specimen signatures of the officers and agents of said corporation, so empowered and authorized, namely:

President     David Simmonds                       /s/  David Simmonds
         -------------------------------        ----------------------------
               (Print Name)                               (Signature)

Vice President
               -------------------------        ----------------------------
               (Print Name)                               (Signature)

Secretary     Warren Rawls                         /s/  Warren Rawls
          ------------------------------        ----------------------------
               (Print Name)                               (Signature)

Treasurer     Stanley Halbreich                    /s/  Stanley Halbreich
          ------------------------------        ----------------------------
               (Print Name)                               (Signature)

Agent
      ----------------------------------        ----------------------------
               (Print Name)                               (Signature)




WITNESS my hand and seal of said corporation this 25th day of January, 1996.


                                                   /s/  Warren Rawls
(Affix corporate                                ----------------------------
       seal here)                                       Warren Rawls
                                                (Secretary of said corporation)

TO  MERCHANT FACTORS CORP.
    1450 Broadway
    New York, NY 10018

The following individuals whose signatures appear below are authorized to execute assignments of sales and credits to you as well as to request information from you on behalf of our Corporation.



    PLEASE PRINT NAME                           SIGNATURE


Name  DAVID SIMMONDS                    Signature /s/  David Simmonds
    ----------------------------------            --------------------------


Name  WARREN RAWLS                      Signature /s/  Warren L. Rawls
    ----------------------------------            --------------------------


Name  STANLEY HALBREICH                 Signature /s/  Stanley Halbreich
    ----------------------------------            --------------------------


Name  DENNIS NERDERMAN                  Signature /s/  Dennis Nerderman
    ----------------------------------            --------------------------


Name  JERRY LULOFF                      Signature /s/  Jerry Luloff
    ----------------------------------            --------------------------



                                                  LITTLEFIELD, ADAMS, & CO.
                                                  --------------------------
                                                        NAME OF CLIENT

                                                  /s/  David Simmonds
                                                  --------------------------
                                                        AUTHORIZED OFFICER
                                                        DAVID SIMMONDS
                                                        President
DATE: January 23, 1996
     ---------------------------------

                                                                January 23, 1996


[MERCHANT FACTORS CORP. LETTERHEAD]     VALIDITY GUARANTY
                                        (supersedes all prior validity
                                        guarantees)

Gentlemen:

        The undersigned is a shareholder, director, partner, officer and/or other party interested in LITTLEFIELD, ADAMS, & CO. having; its principal place of business at 6254 Executive Blvd., Huber Heights, OH 45424 (hereinafter referred to as "Debtor"). In connection with the execution of certain agreements, documents and instruments creating or evidencing indebtedness or granting collateral security by Debtor and/or related parties (the foregoing, together with all related agreements, documents and instruments, as the same may now exist or hereafter be amended or supplemented, are hereinafter collectively referred to as the "Factoring Agreements"), the undersigned hereby warrants, covenants, and guarantees to you as follows to the best of his knowledge and belief:

        1. That all "Accounts" (as defined in the Uniform Commercial Code of the State of New York) of Debtor: (a) will be genuine and in all respects what they purport to be; (b) will represent bona fide sales and bona fide and existing obligations of Debtor's customers arising out of the sale and completed delivery of merchandise manufactured and/or sold and/or the rendition of services by the Debtor in the ordinary course of its business in accordance with and in full and complete performance of customers' orders therefor; (c) will not be invalid, incomplete, incorrect, defective, forged, fictitious or imperfect; and (d) the merchandise sold will be the sole and absolute property of the Debtor and that the Accounts and merchandise will be free and clear of all liens, encumbrances or claims of any nature whatsoever, except in favor of you and except for any liens which are in all respects subordinate to yours.

        2. That any original checks, drafts, notes, acceptances and other evidences of payment, in payment of and/or on account of the Accounts which Debtor receives will be received and held by Debtor in trust, and forwarded to you immediately upon receipt thereof in their original form, in accordance with the terms of the Factoring Agreements.

        3. That Debtor will not seek advances with respect to Accounts as to which there are any offsets, contra accounts or counterclaims of any nature whatsoever, and that Debtor will do nothing to impede or interfere with the normal collection and payment of the Accounts.

        4. That Debtor will promptly report to you all merchandise disputes, rejections, returns, or resales of merchandise and all credits by the Debtor upon, and any offsets, contra accounts or counterclaims asserted or existing with respect to any and all of the Accounts.

        5. The undersigned hereby further undertakes to save you free and harmless from any loss, cost, damage or expense (including attorneys' fees) which you may sustain as a result of any fraud, deceit or criminal act on the part of any officer, employee or agent of the Debtor in its dealings with you, of which the undersigned has actual knowledge.

        Nothing herein contained shall be in any way impaired or affected by any change in or amendment of the Factoring Agreements. The liability of the undersigned hereunder is direct, absolute, unconditional and unlimited, and may be enforced without requiring you first to resort to any other right, remedy or security. It is not necessary for you to give the undersigned notice of any changes in the Factoring Agreements or any amendments thereof, to all of which the undersigned now hereby consents.

        This Agreement and the covenants herein shall be binding upon the undersigned and the undersigned's heirs, personal representatives, executors and assigns, and shall benefit you and your successors, assigns and affiliates. The undersigned waives trial by jury in any action or proceeding based on this Agreement. One or more successive or concurrent actions may be brought hereon against the undersigned or any other party liable to you in respect of Debtor's obligations to you (collectively with Debtor, the "Obligors") either in the same action or separate actions. Your decision not to proceed against or release any Obligors or collateral shall not be deemed a waiver of your rights against or a release of the undersigned or any other Obligor.

        This Agreement shall be governed by the laws of the State of New York. The undersigned hereby irrevocably consents to the non-exclusive jurisdiction of the Courts of the State of New York and of any Federal Court located in such State to hear and determine any claims or disputes between us pertaining directly or indirectly to this Agreement or to any matter arising therefrom.



                                                /s/ David Simmonds
                                                ------------------------------
                                                    DAVID SIMMONDS


                                                /s/ Stanley Halbreich
                                                ------------------------------
                                                    STANLEY HALBREICH


                                                /s/ Jerrold Luloff
                                                ------------------------------
                                                    JERROLD LULOFF